                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934


              Date of Report (Date of Earliest Event Reported):
                       January 8, 1998 (January 7, 1998)



                               MEDPARTNERS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


                   0-27276                          63-1151076
           (Commission File No.)      (I.R.S. Employer Identification No.)


                              3000 Galleria Tower
                                   Suite 1000
                           Birmingham, Alabama 35244
                    (Address of Principal Executive Offices)

                                 (205) 733-8996
              (Registrant's Telephone Number, Including Area Code)

Item 5.  Other Events

         On October 29, 1997, MedPartners, Inc. ("MedPartners") executed a Plan and Agreement of Merger (the "Merger Agreement") with PhyCor, Inc., a Tennessee corporation ("PhyCor"), pursuant to which MedPartners was to be merged with and into PhyCor (the "Merger"). On January 7, 1998, MedPartners and PhyCor issued a press release announcing the termination of the Merger Agreement. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On January 7, 1998, MedPartners also issued a press release announcing certain fourth quarter charges and estimates concerning fourth quarter earnings and 1998 operating results. A copy of that press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference. A copy of certain comments from a conference call with analysts and investors on January 8, 1998 relating to these events is attached as Exhibit 99.3 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  99.1 Press Release of MedPartners, Inc. and PhyCor, Inc. dated January 7, 1998.

                  99.2     Press release of MedPartners, Inc. dated January 7,
                           1998.

                  99.3 Copy of certain comments from a January 8, 1998, conference call with analysts and investors.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         MEDPARTNERS, INC.



                                         By   /s/ Harold O. Knight, Jr.
                                            -----------------------------------
                                                  Harold O. Knight, Jr.
                                              Executive Vice President and
                                                 Chief Financial Officer

Dated:   January 8, 1998